Exhibit 99.2

Dole Food Company, Inc.

Earnings Call and Webcast

First Quarter 2013

May 2, 2013

Forward-Looking Statements

The information presented here contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Forward looking statements, which are based on management’s current expectations, are generally identifiable by the use of terms such as “may,” “will,” “expects,” “believes,” “intends,” “anticipates” and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; energy supply and pricing; changes in interest and currency exchange rates; economic crises and security risks in developing countries; international conflict; and quotas, tariffs and other governmental actions. Further information on the factors that could affect Dole’s financial results is included in its SEC filings, including its Annual Report on Form 10-K.

2

Segment Financial Information

3

Q1 Revenues by Segment

($ millions)

- Q1 2013 revenues increased 8% compared to Q1 2012, excluding $115 million from our divested German ripening and distribution subsidiary
  - Fresh fruit revenues up 4%, excluding divestiture
    - Improved pricing and higher volumes in Europe
    - Lower pricing in North America bananas on flat volumes
    - Lower volumes in Chilean deciduous fruit business
  - Fresh vegetable revenues increased 21%
    - Higher pricing in fresh-packed on lower volumes, as compared to much lower pricing in Q1 2012
    - Higher pricing, volumes and favorable product mix in value-added
    - Higher prices for blueberries and higher volumes of strawberries, offset by lower pricing for strawberries


Fresh Vegetables
Fresh Fruit
Divested Businesses
$1,054
$1,086
115
764
733
290
238
2013
2012

Financial information presented is for Continuing Operations only

4

Q1 Adjusted EBITDA by Segment*

($ millions)

Excluding $34 million legal provision, Adjusted EBITDA increased to $68 million in Q1 2013

Fresh fruit increased $11 million, excluding legal provision

Improved earnings for bananas, pineapples and Chilean deciduous fruit

Fresh vegetables increased $11 million

Fresh-packed earnings increased due to higher pricing across all major product lines

Value-added decreased due to higher vegetable and manufacturing costs

Berries decreased due to higher growing costs for strawberries

Corporate

Fresh Vegetables

Fresh Fruit

$68

53

24

(9.0)

2013

$44

42

13

(11.0)

2012

* Adjusted EBITDA shown net of restructuring, share-based compensation and provisions for EU legal provision of $34 million in Q1 2013

Financial information presented is for Continuing Operations only

5

Non-GAAP Financial Measures

Earnings before interest, taxes and discontinued operations (“EBIT before discontinued operations”), Adjusted EBITDA from continuing operations and Comparable Income (loss) from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT before discontinued operations is calculated from net income by adding interest expense and income tax expense, and adding the loss or subtracting the income from discontinued operations, net of income taxes. Adjusted EBITDA from continuing operations is calculated from EBIT before discontinued operations by: adding depreciation and amortization from continuing operations; adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges from continuing operations; adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations; adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments from continuing operations; adding share-based compensation expense from continuing operations; adding charges for restructuring and long-term receivables from continuing operations; adding ITOCHU transaction related costs; and subtracting the gain on asset sales. Comparable Income (loss) from continuing operations is calculated from income (loss) from continuing operations by: adding charges for restructuring and long-term receivables, net of income taxes; adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges, net of income taxes; adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes; adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes; adding share-based compensation expense, net of income taxes; adding ITOCHU transaction related expenses, net of income taxes; and subtracting the gain on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash.

EBIT before discontinued operations, Adjusted EBITDA from continuing operations and Comparable Income (loss) from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT before discontinued operations, Adjusted EBITDA from continuing operations and Comparable Income (loss) from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included these three measures herein because management believes that they are useful performance measures for Dole and for securities analysts, investors and others in the evaluation of Dole.

Comparable Income from Continuing Ops.

($ millions, except per share data)

	Per 10-Q Q1 2013	Adj	Comparable Q1 2013	Per 10-Q Q1 2012	Adj	Comparable Q1 2012
Revenues, net	$ 1,053.8		$ 1,053.8	$ 1,086.4		$ 1,086.4
Cost of products sold	(945.1)	1.2	(943.9)	(995.5)	(1.4)	(996.9)
Gross Margin	**108.7**	**1.2**	**109.9**	**90.9**	**(1.4)**	**89.5**
SMG&A expenses	(69.4)	9.1	(60.3)	(65.2)	2.2	(63.0)
Charges for restructuring	-	-	-	(1.3)	1.3	-
ITOCHU transaction related costs	(7.0)	7.0	-	(0.2)	0.2	-
EU antitrust legal provision	(33.7)	-	(33.7)	-	-	-
Gain on asset sales	1.3	(1.3)	-	4.2	(4.2)	-
Operating Income/(loss)	**(0.1)**	**16.0**	**15.9**	**28.4**	**(1.9)**	**26.5**
Other, net	10.3	(7.1)	3.2	4.5	(2.2)	2.3
EBIT before disc. ops.	**10.2**	**8.9**	**19.1**	**32.9**	**(4.1)**	**28.8**
Interest expense	(10.2)	-	(10.2)	(2.1)		(2.1)
Earnings before taxes	-	**8.9**	**8.9**	**30.8**	**(4.1)**	**26.7**
Income taxes	3.9	(2.3)	1.6	(5.2)	0.1	(5.1)
Income from cont. ops., net	**$ 3.9**	**$ 6.6**	**$ 10.5**	**$ 25.6**	**$ (4.0)**	**$ 21.6**
Income from cont. ops., net per share	**$ 0.04**		**$ 0.12**	**$ 0.29**		**$ 0.24**

The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures. Income from cont. ops. per share excludes net income attributable to non-controlling interests.

7

Condensed Consolidated Statement of Operations

Quarter Ended

March 23, 2013

March 24, 2012

(In millions, except per share data)

Revenues, net

Cost of products sold

Gross margin

Selling, marketing and general administrative expenses

Charges for restructuring

ITOCHU transaction related costs

European Union antitrust legal provision

Gain on asset sales

Operating income (loss)

Other income (expense), net

Interest income

Interest expense

Income (loss) from continuing operations before income taxes

Income taxes

Earnings from equity method investments

Income from continuing operations, net

Discontinued operations, net

Net income (loss)

Income from continuing operations per share - Diluted

Weighted average common shares - Diluted

$ 1,053.8

(945.1)

108.7

(69.4)

-

(7.0)

(33.7)

1.3

(0.1)

7.2

1.0

(10.2)

(2.1)

3.9

2.1

3.9

(69.5)

$ (65.6)

$0.04

89,540

$ 1,086.4

(995.5)

90.9

(65.2)

(1.3)

(0.2)

-

4.2

28.4

2.4

0.7

(2.1)

29.4

(5.2)

1.4

25.6

(8.4)

$ 17.2

$0.29

88,236

Condensed Consolidated Balance Sheets

ASSETS

Cash and cash equivalents

Receivables, net

Inventories

Prepaid expenses and other assets

Deferred income tax assets

Assets held-for-sale

Total current assets

Investments

Actively marketed property

Property, plant and equipment, net

Goodwill

Intangible assets, net

Other assets, net

Total assets

LIABILITIES AND EQUITY

Accounts payable

Liabilities related to assets held-for-sale

Deposit on sale of Dole Asia

Accrued liabilities

Current portion of long-term debt, net

Notes payable

Total current liabilities

Long-term debt, net

Deferred income tax liabilities

Other long-term liabilities

Commitments and contingencies Equity

Total liabilities and equity

March 23, 2013

(In millions)

$ 101.1

577.2

260.3

39.4

6.3

1,866.7

2,851.0

88.2

151.1

631.4

260.0

260.4

93.0

$ 4,335.1

$ 332.3

461.4

200.0

574.0

161.7

13.8

1,743.2

1,464.1

131.4

352.1

644.3

$ 4,335.1

December 29, 2012

$ 91.6

491.6

241.7

36.3

6.0

1,877.5

2,744.7

88.9

74.8

688.9

273.9

261.3

97.3

$ 4,229.8

$ 313.4

448.9

-

535.3

161.80

19.8

1,479.2

1,512.6

128.9

396.6

712.5

$ 4,229.8

Condensed Consolidated Statements of Cash Flows

	March 23, 2013	March 24, 2012
	(In millions)	
OPERATING ACTIVITIES		
Net income	$ (65.6)	$ 17.1
Adjustments to reconcile net income to net cash provided in operating activities:		
Depreciation and amortization	15.1	23.6
Share-based compensation expense	11.0	2.8
Net gains on financial instruments	(48.3)	(10.8)
Asset write-offs and net (gain) loss on sale of assets	(0.4)	(4.2)
Earnings from equity method investments	(2.4)	(1.6)
Amortization of debt discounts and debt issuance costs	2.5	2.5
Provision for deferred income taxes	2.7	(0.1)
Pension and other postretirement benefit plan expense	6.1	5.2
Other	-	(0.4)
Changes in operating assets and liabilities	(16.6)	(48.4)
Cash flow used in operating activities	(95.9)	(14.3)
INVESTING ACTIVITIES		
Cash received from sales of assets and businesses, net of cash	2.3	21.9
Business acquisitions, net of cash acquired	(7.0)	(14.5)
Capital expenditures	(27.2)	(14.0)
Deposit received for sale of Dole Asia	200.0	-
Other	(1.5)	(0.4)
Cash flow provided by (used in) investing activities	166.6	(7.0)
FINANCING ACTIVITIES		
Short-term debt borrowing (repayments), net	(11.5)	30.8
Long-term debt borrowings	299.5	298.8
Long-term debt repayments	(346.5)	(317.0)
Dividends paid to noncontrolling interests	(0.4)	(0.2)
Contribution from noncontrolling interests	0.8	-
Settlement of long-term Japanese yen hedge forwards	(3.0)	(8.6)
Cash flow provided by (used in) financing activities	(61.1)	3.8
Effect of foreign currency exchange rate changes on cash	(0.1)	0.9
Increase (decrease) in cash and cash equivalents	9.5	(16.6)
Cash and cash equivalents at beginning of period	91.6	122.3
Cash and cash equivalents at end of period	$ 101.1	$ 105.7

10

Reconciliation of Net Income (loss) to EBIT before

Discontinued Operations and Adjusted EBITDA

($ millions)

Net income (loss)

Discontinued operations, net

Income from continuing ops.

Interest expense from continuing ops.

Income taxes from continuing ops.

EBIT before discontinued operations

Depreciation and amortization from continuing ops.

Foreign currency (gain) loss - vessel obligations

Net unrealized (gain) loss - derivatives from continuing ops.

Net unrealized gain - foreign instruments from continuing ops.

Share-based compensation from continuing ops.

Charges for restructuring from continuing ops.

ITOCHU transaction related costs

Gain on asset sales from continuing ops.

Adjusted EBITDA

Quarter Ended

March 23,

2013

$ (65.6)

69.5

3.9

10.2

(3.9)

10.2

15.1

(3.1)

1.1

(4.1)

9.2

-

7.1

(1.3)

$ 34.2

March 24,

2012

$ 17.2

8.4

25.6

2.1

5.2

32.9

15.2

1.4

(1.5)

(3.8)

2.4

1.3

0.2

(4.2)

$ 43.9

Q1 Adjusted EBITDA by Segment

($ millions)

Quarter Ended March 23, 2013

EBIT before disc. ops.

Foreign currency gain - vessel obligations

Net unrealized loss - derivatives

Net unrealized gain - foreign instruments

Share-based compensation

ITOCHU transaction related costs

Gain on asset sales

Sub total

Depreciation and amortization

Adjusted EBITDA

Quarter Ended March 24, 2012

EBIT before disc. ops.

Foreign currency loss - vessel obligations

Net unrealized gain - derivatives

Net unrealized gain - foreign instruments

Share-based compensation

Charges for restructuring

ITOCHU transaction related costs

Gain on asset sales

Sub total

Depreciation and amortization

Adjusted EBITDA

Fresh Fruit

$ 11.5

(3.1)

1.1

(0.1)

2.3

-

(1.3)

10.4

8.7

$ 19.1

Fresh Fruit

$ 35.7

1.4

(1.5)

(0.2)

0.5

1.3

-

(4.2)

33.0

8.7

$ 41.7

Fresh Vegetables

$ 17.0

-

-

-

0.8

-

-

17.8

6.0

$ 23.8

Fresh Vegetables

$ 7.0

-

-

-

0.2

-

-

-

7.2

6.2

$ 13.4

Corporate

$ (18.3)

-

-

(4.0)

6.1

7.1

-

(9.1)

0.4

$ (8.7)

Corporate

$ (9.8)

-

-

(3.6)

1.7

-

0.2

-

(11.5)

0.3

$ (11.2)

Total

$ 10.2

(3.1)

1.1

(4.1)

9.2

7.1

(1.3)

19.1

15.1

$ 34.2

Total

$ 32.9

1.4

(1.5)

(3.8)

2.4

1.3

0.2

(4.2)

28.7

15.2

$ 43.9

Dole®